UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2006 (November 17, 2006)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Exhibit 99.1 hereto is incorporated herein by reference. The information required by Item 1.01 with respect to the private offering and the concurrent private placement referenced therein, to the extent not provided in Exhibit 99.1 hereto, will be reported by the registrant on a Form 8-K upon the entering into of definitive agreements with respect to such private offering and concurrent private placement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) The information contained in Exhibit 99.1 hereto is incorporated herein by reference. The information required by Item 2.03 with respect to the private offering and the concurrent private placement referenced therein, to the extent not provided in Exhibit 99.1 hereto, will be reported by the registrant on a Form 8-K upon the entering into of definitive agreements with respect to such private offering and concurrent private placement.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Exhibit 99.1 hereto is incorporated herein by reference. The information required by Item 3.02 with respect to the private offering and the concurrent private placement referenced therein, to the extent not provided in Exhibit 99.1 hereto, will be reported by the registrant on a Form 8-K upon the entering into of definitive agreements with respect to such private offering and concurrent private placement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release by Transmeridian Exploration Incorporated, dated November 24, 2006, announcing that it has commenced (i) a private offering of $35 million of its senior redeemable convertible preferred stock pursuant to Rule 144A under the Securities Act of 1933 and (ii) a concurrent private placement to a group of private investors of $7.0 million of the same series of its senior redeemable convertible preferred stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: November 24, 2006	By:	/s/ Nicolas J. Evanoff
Name: Nicolas J. Evanoff Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release by Transmeridian Exploration Incorporated, dated November 24, 2006, announcing that it has commenced (i) a private offering of $35 million of its senior redeemable convertible preferred stock pursuant to Rule 144A under the Securities Act of 1933 and (ii) a concurrent private placement to a group of private investors of $7.0 million of the same series of its senior redeemable convertible preferred stock.